MASTER CUSTODY AGREEMENT

                                   EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.
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
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities      Delaware Business    U.S. Government Adjustable Rate Mortgage
Portfolios                      Trust                Portfolio

Franklin California Tax-Free    Maryland Corporation
Income
Fund, Inc.

Franklin California Tax-Free    Massachusetts        Franklin California Insured Tax-Free
Trust                           Business Trust       Income Fund
                                                     Franklin California Intermediate-Term
                                                     Tax-Free
                                                      Income Fund
                                                     Franklin California Tax-Exempt Money Fund

Franklin Custodian Funds, Inc.  Maryland Corporation DynaTech Series
                                                     Growth Series
                                                     Income Series
                                                     U.S. Government Securities Series
                                                     Utilities Series

Franklin Federal Money Fund     California
                                Corporation

Franklin Federal Tax- Free      California
Income Fund                     Corporation

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------

Franklin Floating Rate Master   Delaware Business    Franklin Floating Rate Master Series
Trust                           Trust
Franklin Gold and Precious      Delaware Business
Metals Fund                     Trust

Franklin Growth and Income Fund Delaware Business
                                Trust

Franklin High Income Trust      Delaware Business    AGE High Income Fund
                                Trust
Franklin Investors Securities   Massachusetts        Franklin Adjustable U.S. Government
Trust                           Business Trust       Securities Fund
                                                     Franklin Convertible Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Global Government Income Fund
                                                     Franklin Short-Intermediate U.S. Govt
                                                     Securities Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Business    Franklin Rising Dividends Fund
                                Trust
Franklin Money Fund             California
                                Corporation

Franklin Municipal Securities   Delaware Business    Franklin California High Yield Municipal
Trust                           Trust                Fund
                                                     Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund


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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)

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Franklin New York Tax-Free      Delaware Business
Income Fund                     Trust

Franklin New York Tax-Free      Massachusetts        Franklin New York Insured Tax-Free
Trust                           Business Trust       Income Fund
                                                     Franklin New York Intermediate-Term
                                                     Tax-Free Income Fund
                                                     Franklin New York Tax-Exempt Money Fund

Franklin Real Estate            Delaware Business    Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Business
Portfolio                       Trust

Franklin Strategic Series       Delaware Business    Franklin Aggressive Growth Fund
                                Trust                Franklin Biotechnology Discovery Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin California Growth
                                                     Fund Franklin Global
                                                     Communications Fund
                                                     Franklin Global Health Care
                                                     Fund Franklin Large Cap
                                                     Growth Fund Franklin
                                                     Natural Resources Fund
                                                     Franklin Small Cap Growth
                                                     Fund I Franklin Small Cap
                                                     Growth Fund II Franklin
                                                     Strategic Income Fund
                                                     Franklin Technology Fund
                                                     Franklin U.S. Long-Short
                                                     Fund

Franklin Tax-Exempt Money Fund  California
                                Corporation


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INVESTMENT COMPANY              ORGANIZATION         SERIES---(IF APPLICABLE)

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Franklin Tax-Free Trust         Massachusetts        Franklin Alabama Tax-Free Income Fund
                                Business Trust       Franklin Arizona Tax-Free Income Fund
                                                     Franklin Colorado Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term
                                                     Tax-Free Income
                                                      Fund
                                                     Franklin Florida Insured
                                                     Tax-Free Income fund
                                                     Franklin Florida Tax-Free
                                                     Income Fund Franklin
                                                     Georgia Tax-Free Income
                                                     Fund Franklin High Yield
                                                     Tax-Free Income Fund
                                                     Franklin Insured Tax-Free
                                                     Income Fund Franklin
                                                     Kentucky Tax-Free Income
                                                     Fund Franklin Louisiana
                                                     Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free
                                                     Income Fund Franklin
                                                     Massachusetts Insured
                                                     Tax-Free Income Fund
                                                     Franklin Michigan Insured
                                                     Tax-Free Income Fund
                                                     Franklin Minnesota Insured
                                                     Tax-Free Income Fund
                                                     Franklin Missouri Tax-Free
                                                     Income Fund Franklin New
                                                     Jersey Tax-Free Income Fund
                                                     Franklin North Carolina
                                                     Tax-Free Income Fund
                                                     Franklin Ohio Insured
                                                     Tax-Free Income Fund
                                                     Franklin Oregon Tax-Free
                                                     Income Fund Franklin
                                                     Pennsylvania Tax-Free
                                                     Income Fund Franklin Puerto
                                                     Rico Tax-Free Income Fund
                                                     Franklin Texas Tax-Free
                                                     Income Fund Franklin
                                                     Virginia Tax-Free Income
                                                     Fund


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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)

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Franklin Templeton Fund         Delaware Business    Franklin Templeton Conservative Target
Allocator Series                Trust                Fund
                                                     Franklin Templeton Growth Target Fund
                                                     Franklin Templeton Moderate Target Fund

Franklin Templeton              Delaware Business    Templeton Pacific Growth Fund
International Trust             Trust
Franklin Templeton Money Fund   Delaware Business    Franklin Templeton Money Fund
Trust                           Trust
Franklin Templeton Variable     Massachusetts        Franklin Aggressive Growth Securities
Insurance Products Trust        Business Trust       Fund
                                                     Franklin Global
                                                     Communications Securities
                                                     Fund Franklin Global Health
                                                     Care Securities Fund
                                                     Franklin Growth and Income
                                                     Securities Fund Franklin
                                                     High Income Fund Franklin
                                                     Income Securities Fund
                                                     Franklin Large Cap Growth
                                                     Securities Fund Franklin
                                                     Money Market Fund Franklin
                                                     Natural Resources
                                                     Securities Fund Franklin
                                                     Real Estate Fund Franklin
                                                     Rising Dividends Securities
                                                     Fund Franklin Small Cap
                                                     Fund Franklin Strategic
                                                     Income Securities Fund
                                                     Franklin S&P 500 Index Fund
                                                     Franklin Technology
                                                     Securities Fund Franklin
                                                     U.S. Government Fund
                                                     Franklin Value Securities
                                                     Fund Franklin Zero Coupon
                                                     Fund - 2005 Franklin Zero
                                                     Coupon Fund - 2010 Mutual
                                                     Discovery Securities Fund
                                                     Mutual Shares Securities
                                                     Fund Templeton Global
                                                     Income Securities Fund


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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)

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Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet Investment Fund
                                Business Trust       Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin Value Fund


Institutional Fiduciary Trust   Massachusetts        Franklin Cash Reserves Fund
                                Business Trust       Franklin U.S. Government Securities
                                                     Money Market
                                                      Portfolio
                                                     Money Market Portfolio

The Money Market Portfolios     Delaware Business    The Money Market Portfolio
                                Trust                The U.S. Government Securities Money
                                                     Market Portfolio

CLOSED END FUNDS:

Franklin Floating Rate Trust    Delaware Business
                                Trust

Franklin Multi-Income Trust     Massachusetts
                                Business Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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Revised 5/1/01